[Logo] M F S(SM)                                                   Annual Report
INSTITUTIONAL ADVISORS, INC                                       for Year Ended
                                                                   June 30, 1998




--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
(FORMERLY MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND)
--------------------------------------------------------------------------------



[Graphic Omitted]

MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
(FORMERLY MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND)

TRUSTEES                                 INVESTMENT ADVISER
Jeffrey L. Shames*                       Massachusetts Financial Services
Chairman, Chief Executive Officer, and    Company
Director, MFS(R) Investment              500 Boylston Street
Management(SM)                           Boston, MA 02116-3741

Nelson J. Darling, Jr.                   DISTRIBUTOR
Professional Trustee                     MFS Fund Distributors, Inc.
                                         500 Boylston Street
William R. Gutow                         Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management         INVESTOR SERVICE
 Company;                                MFS Service Center, Inc.
Real Estate Consultant                   P.O. Box 2281
                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
Jeffrey A. Kaufman*                      For additional information,
                                         contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                       CUSTODIAN
                                         State Street Bank and Trust Company
TREASURER
W. Thomas London*                        AUDITORS
                                         Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                         WORLD WIDE WEB
Ellen Moynihan*                          www.mfs.com
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

--------------------------------------------------------------------------------

                For the fourth year in a row, MFS earned a #1 ranking
                in the DALBAR, Inc. Broker/Dealer Survey, Main Office
                Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A
[Dalbar logo]   total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

--------------------------------------------------------------------------------

*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS(R) Investment Management(SM)

July 13, 1998


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:
For the year ended June 30, 1998, the Fund provided a total return of 1.67% (including the reinvestment of any distributions), as emerging markets debt was buffeted by several negative developments. The Fund's return compares to a -7.41% return for the Fund's custom index, a blend of the J.P. Morgan Emerging Markets Bond Index Plus (50% of the custom index) and the J.P. Morgan Emerging Local Markets Index (50%). The J.P. Morgan Emerging Markets Bond Index Plus is comprised of Brady bonds (U.S. dollar-denominated restructured bank loans), while the J.P. Morgan Emerging Local Markets Index is comprised of local-currency, short-term instruments. The Fund typically invests half its net assets in Brady bonds and half in local-currency instruments.

Emerging markets have experienced a series of shocks over the past year that have dampened performance of their debt and currencies. Devaluations across Asia started in Thailand in July 1997 and spread to Indonesia, the Philippines, Malaysia, and South Korea, among others. Partly as a result of slowing Asian growth, oil prices dropped precipitously, putting pressure on major oil-exporting countries such as Venezuela, Mexico, and Russia. And lastly, key elections in Brazil, Venezuela, Colombia, and Ecuador raised political concerns that further undermined global emerging market sentiment.

In this environment, the International Monetary Fund (IMF) has been extremely busy coordinating financing packages for countries in need of liquidity support. Official creditors have been called upon to backstop several countries and have had the willingness and resources to do so. However, there is growing concern that the IMF's resources may need to be replenished if it is to carry on its work.

Despite the near-term concerns, we believe the outlook for emerging market debt is favorable. Broadly speaking, governments in most emerging markets have continued to implement market-oriented reforms such as pursuing tight fiscal and monetary policies, privatizing state-owned enterprises, and deregulating markets. From the investor perspective, European monetary union has eliminated the possibility of return enhancement and diversification within Europe, so emerging market debt is replacing Italian, Swedish, and Spanish bonds in many portfolios. We believe many economic and political factors should help support strong performance in emerging market debt.

The Fund benefited from its zero weightings in Asian currencies and moderate underweightings in Brady bonds over most of the period. Looking to individual country selection, the Fund's performance was helped by overweightings in Panamanian, Mexican Brady, and Mexican Eurobonds. The Fund's performance was hurt by underweightings in Argentine Brady bonds and the Czech koruna.

The main structuring decision for the Fund has been to overweight emerging Europe relative to the benchmark. We believe that yields on Russian and Bulgarian bonds are too high, both in relation to their underlying creditworthiness and to that of Latin American and emerging Asian countries. With regard to foreign exchange exposure, we remain wary of Asian currencies and are focusing on less-vulnerable opportunities in Latin America and emerging Europe.

Respectfully,
/s/ Jeffrey A. Kaufman
Jeffrey A. Kaufman
Portfolio Manager

Note to Shareholders: Effective July 24, 1998, the Fund is being managed by Robert J. Manning and Matthew W. Ryan. Mr. Manning joined MFS in 1984 as a research analyst in the High Yield Bond Department. He was named Vice President in 1988, portfolio manager of MFS Special Value Trust in 1992, Senior Vice President in 1993, and portfolio manager of MFS High Income Fund in 1994. Mr. Ryan has been employed by MFS as an analyst since April 1997. He previously worked as an economist with the U.S. Executive Director's Office of the International Monetary Fund.

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

Jeffrey A. Kaufman is Vice President of MFS(R) Investment Management(SM) and portfolio manager of MFS(R) Meridian Emerging Markets Debt Fund and MFS(R) Institutional Emerging Markets Debt Fund.

Mr. Kaufman joined MFS in March 1994 after working as a consultant to the emerging markets group of Salomon Brothers. In 1996 he was named an Assistant Vice President -- Investments, specializing in emerging market debt.

He is a graduate of the University of North Carolina and has Master in Business Administration and Master in International Affairs degrees from Columbia University.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.

FUND FACTS

Note: The Fund changed its name from MFS(R) Institutional Emerging Markets Income Fund to MFS Institutional Emerging Markets Debt Fund effective November 1, 1997.

Objective:                     Seeks total return (high current income and
                               long-term growth of capital). The Fund invests, under normal market conditions, at least 65% of its total assets in fixed-income securities of government, government-related, supranational, and corporate issuers that are located or primarily conducting their business in emerging markets.

Commencement of
investment operations:         August 7, 1995

Size:                          $5.3 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT

(For the period from September 1, 1995, through June 30, 1998)

                MFS            50% J.P. Morgan   J.P. Morgan
           Institutional        Emerging Local    Emerging
             Emerging           Markets Index       Local           Consumer
              Markets          50% J.P. Morgan     Markets           Price
                Debt          Emerging Markets      Bond             Index
                Fund           Bond Index Plus      Index           - U.S.
---------------------------------------------------------------------------

9/95       $3,000,000            $3,000,000     $3,000,000        $3,000,000
12/95       3,142,000             3,217,000      3,012,000         3,010,000
12/96       3,784,000             3,995,000      3,460,000         3,112,000
12/97       4,144,000             4,044,000      3,027,000         3,165,000
6/98        4,229,690             4,006,614      2,967,824         3,200,171


AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998
                                                      1 Year     10 Years/Life
--------------------------------------------------------------------------------
MFS Institutional Emerging Markets Debt Fund*         +1.67%        +12.58%
--------------------------------------------------------------------------------
50% J.P. Morgan Emerging Local Markets Index/
50% J.P. Morgan Emerging Markets Bond Index Plus#     -7.41%        +10.44%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Local Markets Index#            -18.31%        - 0.50%
--------------------------------------------------------------------------------
Consumer Price Index##+                              + 1.75%        + 2.31%
--------------------------------------------------------------------------------
*"Life" refers to the period from the commencement of the Fund's investment operations, August 7, 1995, through June 30, 1998.
 #Source: Datastream. "Life" refers to the period from September 1, 1995, through June 30, 1998.
##Source: CDA/Wiesenberger. "Life" refers to the period from September 1, 1995, through June 30, 1998.
 +The Consumer Price Index is measured by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 1998
BONDS - 65.0%
--------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                 (000 Omitted)    Value
--------------------------------------------------------------------------------
Foreign Bonds - 65.0%
  Brazil - 19.7%
    Federal Republic of Brazil, 6.875s, 2001             $  700      $  665,000
    Federal Republic of Brazil, 6.625s, 2024                500         386,250
                                                                     ----------
                                                                     $1,051,250
--------------------------------------------------------------------------------
  Bulgaria - 7.2%
    National Republic of Bulgaria, 6.563s, 2024          $  500      $  381,900
--------------------------------------------------------------------------------
  Mexico - 16.3%
    Petroleos Mexicanos, 9.25s, 2018 (Industrial)##      $  200      $  191,260
    United Mexican States, 6.477s, 2019                     250         224,700
    United Mexican States, 6.594s, 2019                     250         224,700
    United Mexican States, 6.617s, 2019                     250         224,700
                                                                     ----------
                                                                     $  865,360
--------------------------------------------------------------------------------
  Panama - 3.5%
    Republic of Panama, 8.875s, 2027                     $  200      $  188,800
--------------------------------------------------------------------------------
  Peru - 2.0%
    Republic of Peru, 4s, 2017                           $  175      $  107,852
--------------------------------------------------------------------------------
  Philippines - 3.9%
    ING Bank NV London Branch, 0s, 1999 (Banks
      and Credit Companies)##                            $  200      $  206,000
--------------------------------------------------------------------------------
  Poland - 3.1%
    Government of Poland, 3s, 2024                       $  250      $  164,700
--------------------------------------------------------------------------------
  Russia - 3.6%
    Ministry of Finance, Russia, 10s, 2007               $  150      $  112,500
    Ministry of Finance, Russia, 12.75s, 2028##              90          80,550
                                                                     ----------
                                                                     $  193,050
--------------------------------------------------------------------------------
  South Africa - 3.1%
    Eskom, 15s, 1998 (Utilities - Electric)           ZAR 1,000      $  164,417
--------------------------------------------------------------------------------
  South Korea - 2.6%
    Republic of Korea, 8.875s, 2008                      $  155      $  140,190
--------------------------------------------------------------------------------
Total Foreign Bonds (Identified Cost, $3,395,786)                    $3,463,519
--------------------------------------------------------------------------------
RIGHTS
--------------------------------------------------------------------------------
                                                        Shares
--------------------------------------------------------------------------------
    United Mexican States (Identified Cost, $0)*        385,000      $        --
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATION - 33.3%
--------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)      Value
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 7/01/98, at Amortized Cost                     $1,775      $ 1,775,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,170,786)                      $ 5,238,519

OTHER ASSETS, LESS LIABILITIES - 1.7%                                     87,988
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $ 5,326,507
--------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

       HKD = Hong Kong Dollars               ZAR = South African Rand


See notes to financial statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,170,786)               $5,238,519
  Cash                                                                  12,110
  Interest receivable                                                   74,580
  Net receivable for forward foreign currency exchange
    contracts to sell                                                    3,994
  Deferred organization expenses                                         8,632
  Other assets                                                              35
                                                                    ----------
      Total assets                                                  $5,337,870
                                                                    ----------
Liabilities:
  Net payable for foreign currency exchange contracts closed or
subject to master netting agreements                                  $  1,910
  Payable for daily variation margin on open futures contracts             281
  Payable to affiliates -
    Management fee                                                         368
    Shareholder servicing agent fee                                          3
    Administrative fee                                                       6
  Accrued expenses and other liabilities                                 8,795
                                                                    ----------
      Total liabilities                                              $  11,363
                                                                    ----------
Net assets                                                          $5,326,507
                                                                    ==========
Net assets consist of:
  Paid-in capital                                                   $5,064,511
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        68,792
  Accumulated distributions in excess of net realized gain on
    investments and foreign currency transactions                      (29,084)
  Accumulated undistributed net investment income                      222,288
                                                                    ----------
      Total                                                         $5,326,507
                                                                    ==========

Shares of beneficial interest outstanding                            490,571
                                                                     =======
Net asset value, offering price, and redemption price per share
  (net assets of $5,326,507 / 490,571 shares of beneficial
  interest outstanding)                                              $10.86
                                                                     ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended June 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                          $ 409,499
    Dividends                                                             1,078
                                                                      ---------
      Total investment income                                         $ 410,577
                                                                      ---------
  Expenses -
    Management fee                                                    $  45,250
    Trustees' compensation                                                5,000
    Shareholder servicing agent fee                                         402
    Administrative fee                                                      759
    Auditing fees                                                        18,725
    Registration fee                                                     13,314
    Printing                                                              7,289
    Custodian fee                                                         4,853
    Amortization of organization expenses                                 4,082
    Legal fees                                                            1,671
    Miscellaneous                                                           195
                                                                      ---------
      Total expenses                                                  $ 101,540
    Fees paid indirectly                                                 (2,755)
    Reduction of expenses by investment advisor                         (32,242)
                                                                      ---------
      Net expenses                                                    $  66,543
                                                                      ---------
        Net investment income                                         $ 344,034
                                                                      ---------
Realized and unrealized gain/loss on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $ (98,860)
    Futures contracts                                                     4,540
    Foreign currency transactions                                       (30,474)
                                                                      ---------
        Net realized loss on investments and foreign currency
          transactions                                                $(124,794)
                                                                      ---------
  Change in unrealized depreciation -
    Investments                                                       $ (98,240)
    Futures contracts                                                       (29)
    Translation of assets and liabilities in foreign currencies         (36,720)
                                                                      ---------
        Net unrealized loss on investments and foreign currency
          translation                                                 $(134,989)
                                                                      ---------
          Net realized and unrealized loss on investments and
            foreign currency                                          $(259,783)
                                                                      ---------
            Increase in net assets from operations                    $  84,251
                                                                      =========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                               Year Ended           Year Ended
                                                            June 30, 1998        June 30, 1997
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  344,034           $  390,389
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (124,794)             482,799
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 (134,989)              94,674
                                                               ----------           ----------
    Increase in net assets from operations                     $   84,251           $  967,862
                                                               ----------           ----------
Distributions declared to shareholders -
  From net investment income                                   $ (175,251)          $ (320,320)
  From net realized gain on investments and foreign
    currency transactions                                        (365,182)            (178,414)
  In excess of net realized gain on investments and
    foreign currency transactions                                  (7,721)              --
                                                               ----------           ----------
    Total distributions declared to shareholders               $ (548,154)          $ (498,734)
                                                               ----------           ----------
  Net increase in net assets from Fund share
    transactions                                               $  464,895           $  696,866
                                                               ----------           ----------
    Total increase in net assets                               $      992           $1,165,994
Net assets:
  At beginning of period                                        5,325,515            4,159,521
                                                               ----------           ----------
  At end of period (including accumulated
    undistributed net investment income of $222,288
    and $156,936, respectively)                                $5,326,507           $5,325,515
                                                               ==========           ==========

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                           Year Ended             Year Ended           Period Ended
                                                        June 30, 1998          June 30, 1997         June 30, 1996*
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $11.94                 $10.88                 $10.00
                                                               ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.73                 $ 0.94                 $ 0.70
  Net realized and unrealized gain/loss on investments
    and foreign currency transactions                           (0.56)                  1.41                   0.56
                                                               ------                 ------                 ------
      Total from investment operations                         $ 0.17                 $ 2.35                 $ 1.26
                                                               ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.40)                $(0.83)                $(0.38)
  From net realized gain on investments and foreign
    currency transactions                                       (0.83)                 (0.46)                   --
  In excess of net realized gain on investments and
    foreign currency transactions                               (0.02)                   --                     --
                                                               ------                 ------                 ------
      Total distributions declared to shareholders             $(1.25)                $(1.29)                $(0.38)
                                                               ------                 ------                 ------
Net asset value - end of period                                $10.86                 $11.94                 $10.88
                                                               ======                 ======                 ======
Total return                                                    1.67%                 22.79%                 12.93%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                      1.25%                  1.25%                  1.25%+
  Net investment income                                         6.46%                  8.30%                  7.59%+
Portfolio turnover                                               159%                   473%                   285%
Net assets at end of period (000 omitted)                      $5,327                 $5,326                 $4,160

  * For the period from the commencement of the Fund's investment operations, August 7, 1995, through June 30,
    1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund (excluding management fee), at not more than 0.40% of average daily net assets. To the extent that actual expenses were over this limitation;
    the net investment income per share and ratios would have been:

      Net investment income#                                   $ 0.66                 $ 0.85                 $ 0.43
      Ratios (to average net assets):
        Expenses##                                              1.91%                  2.07%                  4.21%+
        Net investment income                                   5.86%                  7.48%                  4.63%+

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Institutional Emerging Markets Debt Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indexes at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended June 30, 1998, $103,431 was reclassified from accumulated undistributed net investment income to accumulated distributions in excess of net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 1998, accumulated distributions in excess of net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for Post October Losses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fee. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $138,548.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $5,617,302 and $5,124,981, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $5,170,786
                                                                   ==========
Gross unrealized appreciation                                      $  195,341
Gross unrealized depreciation                                        (127,608)
                                                                   ----------
    Net unrealized appreciation                                    $   67,733
                                                                   ==========
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                             Year Ended June 30, 1998   Year Ended June 30, 1997
                             ------------------------   ------------------------
                                    Shares     Amount         Shares     Amount
--------------------------------------------------------------------------------
Shares sold                          4,979   $ 57,265         18,645   $209,020
Shares issued to shareholders in
  reinvestment of distributions     51,762    548,154         45,839    498,734
Shares reacquired                  (12,075)  (140,524)          (943)   (10,888)
                                    ------   --------         ------   --------
    Net increase                    44,666   $464,895         63,541   $696,866
                                    ======   ========         ======   ========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1998, was $28.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                       Net
                                       Contracts to                          Contracts          Unrealized
              Settlement Date       Deliver/Receive   In Exchange for         at Value        Appreciation
----------------------------------------------------------------------------------------------------------
Sales                 5/03/99        HKD  2,200,000          $276,799         $272,805              $3,994
                                                             --------         --------              ------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $3,355 with Merrill Lynch, and a net payable of $5,265 with Bankers' Trust at June 30, 1998.

At June 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                               Unrealized
Description                            Expiration           Contracts        Position        Depreciation
-----------------------------------------------------------------------------------------------------------
U.S. Treasury                      September 1998                   1           Short               $(29)
                                                                                                    ----

At June 30, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Markets Debt Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1998 and 1997 and the financial highlights for each of the years in the three-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Emerging Markets Debt Fund at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 7, 1998

Federal Tax Information

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                               IMD-2 8/98   .5M